Deposit agreement between Chartered Semiconductor
         Manufacturing Ltd. and PMC-Sierra, Inc. dated January 31, 2000.



                       Effective Date : 31st January 2000

                                     Between

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD


                                       And

                                PMC-SIERRA, INC.


                       ----------------------------------

                                DEPOSIT AGREEMENT
                       ----------------------------------

                                DEPOSIT AGREEMENT

THIS AGREEMENT is made effective the 31st day of January, 2000 ("Effective Date") by and between :-

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore with its registered office at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (hereinafter referred to as "CHARTERED"); and

(2) PMC-SIERRA, INC., a company incorporated in California and having its place of business at 105-8555 Baxter Place, Burnaby, British Columbia, Canada, V5A 4VY (hereinafter referred to as "Customer"),

WHEREAS :

(A) CHARTERED is engaged primarily in the business of the manufacturing, marketing and selling of semiconductors, with its 5 wafer fabrication facilities situated in Singapore.

(B) Customer desires to deposit certain funds with CHARTERED to enable CHARTERED to procure increased wafer fabrication capacity and to make available to Customer certain wafer manufacturing capacity, on the terms and conditions of this Agreement.

IT IS HEREBY AGREED as follows :

1.       THE DEPOSIT

1.1 In consideration of the on-going business relationship with the Customer, CHARTERED is agreeing to make available to the Customer up to __% of the Customer Loading Commitment (as hereinafter defined), without a deposit, in accordance with the provisions of Clause 2.1 below.

1.2 For the excess capacity over __% of the Customer Loading Commitment, the Customer will deposit with CHARTERED the total sum of US$____ (the "Deposit") on such dates and in such amounts as specified in Annex A (as may be revised in accordance with Clause 3.6 below).

1.3 The Deposit shall be paid by telegraphic transfer to an account designated by CHARTERED and such Deposit shall be maintained by Customer to the amount for each year as set out in Annex A A (as may be revised in accordance with Clause 3.6 below) during the term of this Agreement.

1.4 Upon the expiry of this Agreement or the earlier termination thereof in accordance with Clause 6 or Clause 7.2, CHARTERED will return to Customer any Deposit remaining with CHARTERED in accordance with the provisions of Clause 4.6 below.

2.       CHARTERED SUPPLY COMMITMENT

2.1 CHARTERED agrees to make available capacity of up to __% of Customer's Loading Commitment (as hereinafter defined) for 6-inch and 8-inch wafers in each calendar quarter as set out in Annex C (as may be revised in accordance with Clause 3.2 below) with no deposit required ("CHARTERED Supply Commitment"). However, any additional capacity above the CHARTERED Supply Commitment will require a deposit of US$___ per wafer for additional capacity guarantee per quarter in accordance with Clause 2.2 below.

2.2 In consideration of the payment of the Deposit by Customer and Customer's maintenance of the full deposit amount for each year with CHARTERED, CHARTERED will make available to Customer, wafer manufacturing capacity for 6-inch and 8-inch wafers in each calendar quarter commencing from the January 01, 2000 until the expiry or earlier termination of this Agreement, in such quantities as set out in Annex D (as may be revised in accordance with Clause 3.6 below) (the "CHARTERED Additional Supply Commitment").

2.3      The  Parties  agree that the  technology  mix of the  CHARTERED  Supply
         Commitment and the CHARTERED Additional Supply Commitment will be as follows :-

         Technology

2.4 Unless otherwise expressly provided in this Agreement, the sale of wafers by CHARTERED to Customer, the capacity of which is made available to Customer under this Agreement, shall be governed by the terms and conditions of CHARTERED's manufacturing agreement to be entered into by CHARTERED and Customer (the "Manufacturing Agreement").

2.5 The Deposit amount for the CHARTERED Additional Supply Commitment for each calendar year is calculated based on the following formulae :-

           US$__ x the CHARTERED Additional Supply Commitment for that year set out in Annex D (as may be revised in accordance with Clause 3.6 below)

2.6 CHARTERED reserves the right to adjust the selling price of wafers to be supplied by CHARTERED from time to time depending on prevailing market conditions, provided however that CHARTERED shall give Customer not less than __ months' prior written notice of such adjustment.

3.       CUSTOMER LOADING COMMITMENT

3.1 Customer agrees to place purchase orders with CHARTERED for such quantity of 6-inch and 8-inch wafers for delivery during the calendar quarters set out in Annex B (as may be revised in accordance with Clause 3.2 below) (the "Customer Loading Commitment"). The quantity of wafers for which orders are placed by Customer is hereinafter referred to as the "Customer Actual Loading."

3.2 Every calendar quarter, Customer agrees to provide to CHARTERED a rolling __-month loading forecast and thereafter, CHARTERED and Customer shall negotiate and mutually agree in writing on the forecast ("Forecast"). In the event the Parties agree on a Forecast which differs from the quantities for the relevant period set out in the Customer Loading Commitment in Annex B, then :-

         (a) such Forecast shall supersede the quantities set out in Annex B and shall be the Customer Loading Commitment for the period stated therein; and

         (b) the quantities set out in Annex C shall be revised to be __% of the quantities in such Forecast which shall be the CHARTERED Supply Commitment for the period stated therein.

         In the event the Parties are unable to agree on the Forecast, then the quantities set out in the Customer Loading Commitment in Annex B for the relevant period shall apply and be the Customer Loading Commitment.

3.3      Customer shall place purchase orders with CHARTERED as follows :-

         (1) for __% of the quantity for the __ quarter of each Forecast;

         (2) for plus or minus __ of the quantity for the __ quarter of each Forecast;

         (3) for plus or minus __% of the quantities for the __ quarters of each Forecast; and

         (4) no purchase orders as the __ quarters of each Forecast are not binding commitments to purchase.

3.4 The Customer Actual Loading for each calendar quarter during the term of the Agreement shall be equal to the Customer Loading Commitment. In addition, the month to month variation in the Customer Actual Loading shall not exceed __% without the prior written consent of CHARTERED in the form of the agreed Forecast.

3.5 As a separate requirement from the quarterly Forecast as set out in Clause 3.1, by June 1st of each calendar year during the term of this Agreement, Customer shall review its loading forecast for the following calendar year and Customer may, with CHARTERED's written consent, increase or reduce the quantities set out in the CHARTERED Additional Supply Commitment in Annex D.

3.6 In the event the Parties mutually agree on any increase or reduction in the CHARTERED Additional Supply Commitment for any calendar year, the Deposit amount for such year shall be calculated in accordance with Clause 2.5 above.

4.       DEPOSIT RETENTION AND REFUND

4.1 The quantity of wafers for which orders are placed by Customer that is in excess of __% of the Customer Loading Commitment is hereinafter referred to as the "Customer Actual Additional Loading".

4.2 In the event that the Customer Actual Additional Loading for any calendar year is less than the CHARTERED Additional Supply Commitment (as may be revised in accordance with Clause 3.6 above) for that year, CHARTERED shall be entitled to retain a deposit retention amount ("Deposit Retention Amount") from the Deposit paid for that calendar year calculated as follows :-

             ADP x (CASC - CAAL)

             Where :-

             ADP     =   CHARTERED's Average Deposit Price of US$__ per wafer
             CASC    =   the CHARTERED  Additional  Supply Commitment (as may be
                         revised in  accordance  with Clause 3.6 above) for that
                         calendar year
             CAAL    =   Customer  Actual  Additional  Loading for that calendar
                         year

4.3 CHARTERED shall refund Customer the Deposit paid to secure additional capacity for each calendar year less any Deposit Retention Amount for that year that may have been retained by CHARTERED pursuant to Clause
         4.2 above (the "Refund"), provided always that the Deposit paid to secure capacity for a calendar year shall be refunded only in the year following such calendar year in accordance with Clause 4.4 below.

4.4 The Refund for each calendar year shall be made by CHARTERED to Customer within sixty (60) days after the calendar year-end.

4.5 All Refunds of the Deposit shall cease upon either (a) the depletion of the Deposit with CHARTERED; or (b) the expiry or earlier termination of this Agreement, whichever occurs earlier.

4.6 Upon the expiry of this Agreement or the earlier termination thereof in accordance with Clause 6 or Clause 7.2 below, :-

         (a) CHARTERED shall return to Customer, without any interest, any Deposit remaining with CHARTERED at the time of such expiry or termination, subject to any deductions, refunds and/or set-off made pursuant to Clause 5.1 of this Agreement; or

         (b) Customer may at their option, subject to CHARTERED's agreement, roll over any remaining amount of the Deposit to secure wafer capacity in the calendar year following such expiry or termination, and the terms and conditions of such wafer capacity shall be mutually agreed by the Parties in writing.

5.       DEDUCTION AND SET OFF

5.1 CHARTERED shall be entitled to deduct and/or set-off against the Deposit any payment falling due and remaining unpaid by Customer under the Manufacturing Agreement.

5.2 CHARTERED's right of deduction and set-off pursuant to Clause 5.1 shall be in addition to CHARTERED's right to claim the aforesaid overdue payments separately as a debt due from Customer and shall not in any way prejudice such right or any other rights or remedies which CHARTERED may have at law or in equity.

6.       TERM AND TERMINATION

6.1 Unless renewed in accordance with Clause 14 below, this Agreement shall expire on 31 December 2003 and may be terminated earlier in the following manner :-

         (a) At the option of CHARTERED, in the event that Customer does not deposit with CHARTERED any portion of the Deposit in accordance with the terms of this Agreement;

         (b) At the option of CHARTERED, in the event that the Customer Actual Loading is in aggregate less than __% of the Customer Loading Commitment for __ calendar months;

         (c) At the option of Customer, in the event that CHARTERED fails to deliver to Customer in aggregate at least __% of the Customer Actual Loading for __ calendar months;

         (d)   At the option of either Party, in any of the following events:-

                (i) the inability of the Party to pay in the normal course of business; or

                (ii) the other Party ceasing or threatening to cease wholly or substantially to carry on its business, otherwise than for the purpose of a reconstruction or amalgamation without insolvency; or

                (iii) any encumbrancer taking possession of or a receiver, manager, trustee or judicial manager being appointed over the whole or any substantial part of the undertaking, property or assets of the other Party; or

                (iv) the making of an order by a court of competent jurisdiction or the passing of a resolution for the winding-up of the other Party or any company controlling the other Party, otherwise than for the purpose of a reconstruction or amalgamation without insolvency.

6.2 Termination of this Agreement pursuant to Clause 6.1 shall take effect immediately upon the issue of a written notice to that effect by the Party terminating the Agreement to the other. The termination of this Agreement howsoever caused shall be without prejudice to any obligations or rights of either Party which have accrued prior to such termination and shall not affect any provision of this Agreement which is expressly or by implication provided to come into effect on or to continue in effect such termination.

7.       FORCE MAJEURE

7.1 CHARTERED's obligation to provide the CHARTERED Supply Commitment and the CHARTERED Additional Supply Commitment and Customer's obligation to place purchase orders in accordance with the terms of this Agreement shall be suspended upon the occurrence of a force majeure event such as act of God, flood, earthquake, fire, explosion act of government, war, civil commotion, insurrection, embargo, riots, lockouts, labour disputes affecting CHARTERED or Customer as the case may be, for such period as such force majeure event, the affected Party shall notify the other Party in writing of the same and shall by subsequent written notice after the cessation of such force majeure event inform the other Party of the date on which that Party's obligation under this Agreement shall be reinstated.

7.2 Notwithstanding anything in this Clause 7, upon the occurrence of a force majeure event affecting either Party, and such force majeure event continues for a period exceeding 6 consecutive months without a prospect of a cure of such event, the other Party shall have the option, in its sole discretion, to terminate this Agreement. Such termination shall take effect immediately upon the written notice to that effect from the other Party to the Party affected by the force majeure event.

8.       CONFIDENTIALITY

8.1 All Confidential Information shall be kept confidential by the recipient unless or until the recipient Party can reasonably demonstrate that any such Confidential Information is, or part of it is, in the public domain through no fault of its own, whereupon to the extent that it is in the public domain or is required to be disclosed by law this obligation shall cease. For the purposes of this Agreement, "Confidential Information" shall mean all communications between the Parties, and all information and other materials supplied to or received by either of them from the other (a) prior to or on the date of this Agreement whether or not marked confidential; (b) after the date of this Agreement which is marked confidential with an appropriate legend, marking, stamp or other obvious written identification by the disclosing Party, and (c) all information concerning the business transactions and the financial arrangements of the Parties with any person with whom any of them is in a confidential relationship with regard to the matter in question coming to the knowledge of the recipient.

8.2 The Parties and shall take all reasonable steps to minimize the risk of disclosure of Confidential Information, by ensuring that only they themselves and such of their employees and directors whose duties will require them to possess any of such information shall have access thereto, and will be instructed to treat the same as confidential.

8.3 The obligation contained in this Clause shall endure, even after the termination of this Agreement, for a period of 5 years from the date of receipt of the Confidential Information except and until such Confidential enters the public domain as set out above.

9.       NOTICES

9.1      Addresses

         All notices, demands or other communications required or permitted to be given or made under or in connection with this Agreement shall be in writing and shall be sufficiently given or made (a) if delivered by hand or commercial courier or (b) sent by pre-paid registered post or
         (c) sent by legible facsimile transmission (provided that the receipt of such facsimile transmission is confirmed and a copy thereof is sent immediately thereafter by pre-paid registered post) addressed to the intended recipient at its address or facsimile number set out below. A Party may from time to time notify the others of its change of address or facsimile number in accordance with this Clause.

         CHARTERED

         60 Woodlands Industrial Park D
         Street 2
         Singapore 738406
         Attn:      The Legal Department

         Customer

         105-8555 Baxter Place
         Burnaby, B.C.
         Canada, V5A4V7
         Attn:      Mr. Bob Bailey
                    President

9.2      Deemed Delivery

         Any such notice, demand or communication shall be deemed to have been duly served (a) if delivered by hand or commercial courier, or sent by pre-paid registered post, at the time of delivery; or (b) if made by successfully transmitted facsimile transmission, at the time of dispatch (provided that the receipt of such facsimile transmission is confirmed and that immediately after such dispatch, a copy thereof is sent by prepaid registered post.

10.      WAIVER AND REMEDIES

10.1 No delay or neglect on the part of either Party in enforcing against the other Party any term or condition of this Agreement or in exercising any right or remedy under this Agreement shall either be or be deemed to be a waiver or in any way prejudice any right or remedy of that Party under this Agreement.

10.2 No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by either of the Parties hereto shall not constitute a waiver by such Party of the right to pursue any other available remedy.

11.      SEVERANCE

         If any provision or part of this Agreement is rendered void, illegal or unenforceable in any respect under any enactment or rule of law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.      ENTIRE AGREEMENT

         This Agreement and the Manufacturing agreement constitute the entire agreement between CHARTERED and Customer with respect to the subject matter hereof and shall supersede all previous agreements and undertakings between Parties.

13.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of Singapore. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Singapore.

14.      RENEWAL OPTION

         One year before the expiration of this agreement, Customer will have the option to renew this agreement for a period of up to four years, with the terms of the renewal to be negotiated by the parties.

IN WITNESS WHEREOF the Parties have hereunto entered into this Agreement effective the date first above written.

Signed by Robert Baxter,                    )
Senior Vice President, Business Operations  )
CHARTERED SEMICONDUCTOR                     )
MANUFACTURING LTD                           )
in the presence of:-                        )     ______________________________



--------------------------------
Signature and name of witness



Signed by Bob Bailey,                       )
President                                   )
PMC-SIERRA, INC.                            )
in the presence of:-                        )     ______________________________




-------------------------------
Signature and name of witness

                                     ANNEX A

                       Deposit Amount and Payment Schedule
--------------- ------------------------------  --------------------------------
Deposit Amount  To secure additional capacity                 Payable on
                          in calendar year
--------------- -----------------------------   --------------------------------
US$__                         2000            Date of signing of this Agreement
                                              ---------------------------------
--------------- ----------------------------  ----------------------------------
     US$__                    2001            Date of signing of this Agreement
--------------- ---------------------------   ----------------------------------
     US$__                    2002                          2 January 2001
--------------- ---------------------------  -----------------------------------
     US$__                    2003                          2 January 2002
--------------- ---------------------------  -----------------------------------
 Total = US$__
--------------- --------------------------- ------------------------------------

PMC-SIERRA, INC.

                                     ANNEX B

CUSTOMER LOADING COMMITMENT

        Number of 8-inch and 6-inch silicon wafers


       1Q00            2Q00            3Q00           4Q00         Yr. 2000
----------------  -------------  --------------  -------------  -------------
        8"              8"              8"             8"          Total 8"
        --              --              --             --             --
        6"              6"              6"             6"          Total 6"
        --              --              --             --             --
 -------------------------------------------------------------------------------


       1Q01            1Q01            3Q01           4Q01         Yr. 2001
----------------  -------------  --------------   ------------  -------------
        8"              8"              8"             8"          Total 8"
        --              --              --             --             --
        6"              6"              6"             6"          Total 6"
        --              --              --             --             --
--------------------------------------------------------------------------------


       1Q02            2Q02            3Q02           4Q02         Yr. 2002
----------------  -------------   -------------  -------------  -------------
        8"              8"              8"             8"          Total 8"
        --              --              --             --             --
        6"              6"              6"             6"          Total 6"
        --              --              --             --             --
--------------------------------------------------------------------------------

       1Q03            2Q03            3Q03           4Q03         Yr. 2003
  ----------------  ------------  -------------  ------------  -------------
        8"              8"              8"             8"          Total 8"
        --              --              --             --             --
        6"              6"              6"             6"          Total 6"
        --              --              --             --             --
--------------------------------------------------------------------------------

                                     ANNEX C

                           CHARTERED SUPPLY COMMITMENT

                   Number of 8-inch and 6-inch silicon wafers



       1Q00            2Q00            3Q00           4Q00         Yr. 2000
  --------------- -------------- --------------- -------------- --------------
          8"              8"              8"             8"          Total 8"
          --              --              --             --             --
         6"              6"              6"             6"          Total 6"
         --              --              --             --             --
  -----------------------------------------------------------------------------


        1Q01            1Q01            3Q01           4Q01         Yr. 2001
  -------------- -------------- --------------- -------------- --------------
         8"              8"              8"             8"          Total 8"
         --              --              --             --             --
         6"              6"              6"             6"          Total 6"
         --              --              --             --             --
  ----------------------------------------------------------------------------


       1Q02            2Q02            3Q02           4Q02         Yr. 2002
  -------------- -------------- --------------- -------------- --------------
         8"              8"              8"             8"          Total 8"
        --              --              --             --             --
        6"              6"              6"             6"          Total 6"
        --              --              --             --             --
  ---------------------------------------------------------------------------


       1Q03            2Q03            3Q03           4Q03         Yr. 2003
  ---------------- -------------- --------------- -------------- --------------
        8"              8"              8"             8"          Total 8"
        --              --              --             --             --
        6"              6"              6"             6"          Total 6"
        --              --              --             --             --
  --------------------------------------------------------------------------

                                     ANNEX D

                     CHARTERED ADDITIONAL SUPPLY COMMITMENT

                   Number of 8-inch and 6-inch silicon wafers


     1Q00            2Q00            3Q00           4Q00         Yr. 2000
---------------- -------------- --------------- -------------- --------------
      8"              8"              8"             8"          Total 8"
      --              --              --             --             --
      6"              6"              6"             6"          Total 6"
      --              --              --             --             --
---------------- -------------- --------------- -------------- --------------

     1Q01            1Q01            3Q01           4Q01         Yr. 2001
---------------- -------------- --------------- -------------- --------------
      8"              8"              8"             8"          Total 8"
      --              --              --             --             --
      6"              6"              6"             6"          Total 6"
      --              --              --             --             --
---------------- -------------- --------------- -------------- --------------

     1Q02            2Q02            3Q02           4Q02         Yr. 2002
---------------- -------------- --------------- -------------- --------------
      8"              8"              8"             8"          Total 8"
      --              --              --             --             --
      6"              6"              6"             6"          Total 6"
      --              --              --             --             --


     1Q03            2Q03            3Q03           4Q03         Yr. 2003
---------------- -------------- --------------- -------------- --------------
      8"              8"              8"             8"          Total 8"
      --              --              --             --             --
      6"              6"              6"             6"          Total 6"
      --              --              --             --             --
---------------- -------------- --------------- -------------- --------------